UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): February 17, 2004
                                                   (February 17, 2004)

                        RETURN ON INVESTMENT CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

    DELAWARE                         033-36198                    22-3038309
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                30144
--------------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (770) 517-4750

                     _______________________________________
          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

Exhibit No.    Document
-----------    -----------------------------------------------------------------

99.1 Press release of the Company, dated as of February 17, 2004 (this press release is being furnished pursuant to Item 12 of Form 8-K).

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 17, 2004, Return on Investment Corporation, a Delaware corporation (the "Company"), issued a press release regarding its financial results for the second quarter ended December 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol R. Wolford
                                        -----------------------------------
                                        Arol R. Wolford
                                        President and Chief Executive Officer
Dated: February 17, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

  99.1 Press release of the Company, dated as of February 17, 2004 (this press release is being furnished pursuant to Item 12 of Form 8-K).

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